UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

(Date of report)	March 4, 2022
(Date of earliest event reported)	March 1, 2022

ONE Gas, Inc.
(Exact name of registrant as specified in its charter)

Oklahoma	001-36108	46-3561936
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

15 East Fifth Street; Tulsa, OK
(Address of principal executive offices)

74103
(Zip code)

(918) 947-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.01 per share	OGS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The ONE Gas, Inc. (“ONE Gas” or the “Company”) Board of Directors elected Kent Shortridge to serve as the Company’s senior vice president of operations and customer service, effective March 1, 2022.

Mr. Shortridge, 55, has served as the Company’s managing vice president – operations since March 2018. He served as the Company’s vice president of operations - Oklahoma Natural Gas from January 2014 to March 2018. Prior to ONE Gas becoming a stand-alone, publicly-traded company, separated from ONEOK, Inc. ("ONEOK") in January 2014, Mr. Shortridge served in the same capacity as vice president of operations for Oklahoma Natural Gas. He joined ONEOK in 1990 as a field engineer and has held various positions of increasing responsibility. He was vice president of Oklahoma Natural Gas Company’s Eastern Region, where he managed and oversaw operations. Prior to that, as president of natural gas pipelines of ONEOK Partners, L.P. ("ONEOK Partners"), he was responsible for interstate and intrastate natural gas pipelines and storage. He also has held the position of vice president of natural gas supply and administration of ONEOK’s natural gas distribution segment at the time – which included Oklahoma Natural Gas, Kansas Gas Service and Texas Gas Service – and vice president, commercial, of ONEOK Partners’ intrastate pipelines and storage assets.

Mr. Shortridge is eligible to participate in the benefit plans described under the “Compensation Discussion and Analysis” on pages 39 through 50 of the ONE Gas Proxy Statement relating to its 2021 Annual Meeting of Shareholders, as filed with the United States Securities and Exchange Commission on April 7, 2021 (and such descriptions are incorporated herein by this reference).

There are no arrangements or understandings between either Mr. Shortridge and any other person pursuant to which he was selected as an officer, and there are no family relationships between either Mr. Shortridge and any director or executive officer of the Company. Mr. Shortridge does not have any direct or indirect interest in any transaction that would require disclosure under Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONE Gas, Inc.

Date:	March 4, 2022	By:	/s/ Brian K. Shore
Brian K. Shore Vice President, Associate General Counsel and Secretary

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